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                                                                EXHIBIT 24


                              POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which they and each of them may deem necessary or advisable to enable Newmont Mining Corporation to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of Newmont Mining Corporation) to the Annual Report on Form 10-K of Newmont Mining Corporation for the fiscal year ended December 31, 1993 and the undersigned hereby ratifies and confirms all that said atttorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 16th day of March 1994.

Signature                               Title
- ---------                               -----


/s/ RUDOLPH I.J. AGNEW
- ----------------------------            Director
Rudolph I.J. Agnew


/s/ JOHN P. BOLDUC
- ----------------------------            Director
John P. Bolduc


/s/ RONALD C. CAMBRE
- ----------------------------            Chief Executive Officer and
Ronald C. Cambre                        Vice Chairman and Director
                                        (Principal Executive Officer)

/s/ JOSEPH P. FLANNERY
- ----------------------------            Director
Joseph P. Flannery


/s/ THOMAS A. HOLMES
- ----------------------------            Director
Thomas A. Holmes


/s/ GORDON R. PARKER
- ----------------------------            Chairman and Director
Gordon R. Parker


/s/ T. PETER PHILIP
- ----------------------------            President and Chief Operating
T. Peter Philip                         Officer and Director


/s/ ROBIN A. PLUMBRIDGE
- ----------------------------            Director
Robin A. Plumbridge


/s/ WILLIAM I.M. TURNER, JR.
- ----------------------------            Director
William I.M. Turner, Jr.


/s/ WAYNE W. MURDY
- ----------------------------            Senior Vice President
Wayne W. Murdy                          and Chief Financial Officer
                                        (Principal Financial Officer)

/s/ GARY E. FARMAR
- ----------------------------            Vice President and Controller
Gary E. Farmar                          (Principal Accounting Officer)